UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
Waters Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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April 2, 2005
Dear Stockholder:
      On behalf of the Board of Directors of Waters Corporation (“Waters” or the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at Waters Corporation, 34 Maple Street, Milford, Massachusetts 01757 on May 4, 2005 at 11:00 a.m., local time.
      The notice of Meeting, proxy statement and proxy card from Waters are enclosed. You may also read the notice of Meeting and the proxy statement on the Internet at http://www.waters.com/stockholder.
      We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of Waters stockholder communications. For more information, see “Electronic Delivery of Waters Stockholder Communications” under the table of contents.
      The matters scheduled to be considered at the Meeting are (i) to elect directors to serve for the ensuing year and until their successors are elected, (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, (iii) to approve a proposal to amend the 2003 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 3,800,000 shares from 5,697,290 to 9,497,290, (iv) to ratify and approve the material terms of the Company’s Management Incentive Plan; and (v) to consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof. These matters are more fully explained in the attached proxy statement which you are encouraged to read in its entirety.
      The Company’s Board of Directors values and encourages stockholder participation at the Meeting. It is important that your shares be represented, whether or not you plan to attend the Meeting. Please take a moment to sign, date and return your proxy card in the envelope provided even if you plan to attend the Meeting.
      We hope you will be able to attend the Meeting.

Sincerely,

Douglas A. Berthiaume
Chairman, President and
Chief Executive Officer

WATERS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Waters Corporation (“Waters” or the “Company”) will be held at Waters Corporation, 34 Maple Street, Milford, Massachusetts 01757 on May 4, 2005 at 11:00 a.m., local time, for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005;

3.	To approve a proposal to amend the 2003 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 3,800,000 shares from 5,697,290 to 9,497,290;

4.	To ratify and approve the material terms of the Company’s Management Incentive Plan; and

5.	To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.
      In accordance with the provisions of the Company’s bylaws, the Company’s Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Meeting.

By order of the Board of Directors

Mark T. Beaudouin
Vice President
General Counsel and Secretary
Milford, Massachusetts
April 2, 2005

ELECTRONIC DELIVERY OF WATERS STOCKHOLDER COMMUNICATIONS
      We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of Waters stockholder communications. With electronic delivery, you will receive documents such as the Annual Report and the Proxy Statement as soon as they are available, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery:

•	If you are a registered holder (you hold your Waters shares in your own name through Waters’ transfer agent, The Bank of New York, or you have stock certificates), visit http://www.stockbny.com to enroll and vote your shares online.

•	If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), visit http://www.icsdelivery.com to enroll for future electronic delivery of shareholder information. Please have your 12-digit control number, which you will find on your Voting Instruction Form, and follow the instructions provided to enroll.
      Your electronic delivery enrollment will be effective until cancelled. If you have questions about electronic delivery please email Waters Corporation at waters     proxy@waters.com.
VOTING
      To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the enclosed paper proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it saves the Company significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. Refer to your proxy card, or the email you received for electronic delivery of the proxy statement, for further instruction on voting.

WATERS CORPORATION
34 Maple Street
Milford, Massachusetts 01757

PROXY STATEMENT
Annual Meeting of Stockholders
May 4, 2005, 11:00 a.m.

      The Proxy is solicited by the Board of Directors (the “Board”) of Waters Corporation (“Waters” or the “Company”) for use at the 2005 Annual Meeting of Stockholders (the “Meeting”) to be held on May 4, 2005 at 11:00 a.m. at the Company’s headquarters located at 34 Maple Street, Milford, Massachusetts 01757. Solicitation of the Proxy may be made through officers and regular employees of the Company by telephone or by oral communications with stockholders following the original solicitation period. No additional compensation will be paid to such officers and regular employees for Proxy solicitation. The Altman Group, Inc. has been hired by the Company to do a broker solicitation for a fee of $5,500 plus reasonable out-of-pocket expenses. Expenses incurred in connection with the solicitation of Proxies will be borne by the Company.
VOTING MATTERS
      The representation in person or by proxy of a majority of the outstanding shares of common stock of the Company, par value $.01 per share (the “Common Stock”), entitled to vote at the Meeting is necessary to provide a quorum for the transaction of business at the Meeting. Shares can only be voted if a stockholder is present in person or is represented by a properly signed proxy (a “Proxy”). Each stockholder’s vote is very important. Whether or not you plan to attend the Meeting in person, please sign and promptly return the enclosed Proxy card, which requires no postage if mailed in the United States. All signed and returned Proxies will be counted towards establishing a quorum for the Meeting, regardless of how the shares are voted.
      Shares represented by Proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the Proxy card. If your Proxy card is signed and returned without specifying choices, your shares will be voted in favor of the proposals made by the Board, and as the individuals named as Proxy holders on the Proxy deem advisable on all other matters as may properly come before the Meeting.
      Any stockholder returning the enclosed Proxy has the power to revoke such Proxy prior to its exercise either by voting by ballot at the Meeting, by executing a later dated Proxy or by delivering a signed written notice of the revocation to the office of the Secretary of the Company before the Meeting begins. The Proxy will be voted at the Meeting if the signer of the Proxy was a stockholder of record on March 15, 2005 (the “Record Date”).
      Representatives of the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, are expected to be present at the Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.
      As of the Record Date, there were 117,741,488 shares of Common Stock outstanding and entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote. This Proxy Statement is first being sent to the stockholders on or about April 2, 2005. A list of the stockholders entitled to vote at the Meeting will be available for inspection at the Meeting for proper purposes relating to the Meeting.
MATTERS TO BE ACTED UPON

1.	ELECTION OF DIRECTORS
      The Board recommends that the stockholders vote FOR each nominee for Director set forth below. Seven Directors are to be elected at the Meeting, each to hold office until his successor is elected and qualified or until his earlier resignation, death or removal. Philip Caldwell, a Director of the Company since 1994, is retiring from the Board effective as of May 4, 2005, the date of the Meeting and, therefore, he is not standing for re-election. Each nominee listed below is currently a Director of the Company. It is intended that the Proxies in the form enclosed with this Proxy Statement will be voted for the nominees set forth below unless stockholders specify to the contrary in their Proxies or specifically abstain from voting on this matter.
      The following information pertains to the nominees, their principal occupations for the preceding five-year period, certain directorships and their ages as of April 2, 2005.
      Douglas A. Berthiaume, 56, has served as Chairman of the Board since February 1996 and has served as President, Chief Executive Officer and a Director of the Company since August 1994 (except from January 2002 to March 2003, during which he did not serve as President). From 1990 to 1994, Mr. Berthiaume served as President of the Waters Chromatography Division of Millipore Corporation, the predecessor business of the Company, which was purchased in 1994. Mr. Berthiaume is the Chairman of the Children’s Hospital Trust Board, and a Trustee of the Children’s Hospital Medical Center, The University of Massachusetts Amherst Foundation, and a Director of Genzyme Corporation.
      Joshua Bekenstein, 46, has served as a Director of the Company since August 1994. He has been a Managing Director of Bain Capital, Inc. since January 1993 and a General Partner of Bain Capital, Inc. since its inception in 1987. Mr. Bekenstein is a Director of KB Toys, Shoppers Drug Mart, Inc., Bombardier Recreational Products, Inc. and Bright Horizons Family Solutions, Inc.
      Michael J. Berendt, Ph.D., 56, has served as a Director of the Company since March 1998. Dr. Berendt is a Managing Director of Research Corporation Technologies, a position he assumed in December 2004. From November 2000 to December 2004, Dr. Berendt served as Managing Director, Life Sciences Group, of AEA Investors, Inc. Prior to joining AEA, Dr. Berendt was Senior Vice President of Research for the Pharmaceutical Division of Bayer Corporation from November 1996 to November 2000. From January 1996 to November 1996, Dr. Berendt served as Vice President, Institute for Bone & Joint Disorders and Cancer, Bayer Corporation, Pharmaceutical Division. From October 1993 to January 1996, Dr. Berendt served as Director, Institute for Bone & Joint Disorders and Cancer, Bayer Corporation, Pharmaceutical Division. Prior to joining Bayer, Dr. Berendt served as Group Director of Drug Discovery at Pfizer, Inc., and was responsible for immunology, pulmonary, inflammation and antibiotic research. Dr. Berendt has served as a member of the Board of Directors of Onyx Pharmaceuticals, Inc. and Myriad Genetics, Inc.
      Edward Conard, 48, has served as a Director of the Company since August 1994. Mr. Conard has been a Managing Director of Bain Capital, Inc. since March 1993. Mr. Conard was previously a Director of Wasserstein Perella and Company, an investment banking firm that specializes in mergers and acquisitions, and a Vice President of Bain & Company heading up the firm’s operations practice area. Mr. Conard is a Director of Innophus, Inc., Alliance Laundry, Inc., US Synthetic, Inc., Unisource Worldwide, Inc. and Broder Brothers.
      Laurie H. Glimcher, M.D., 53, has served as a Director of the Company since January 1998. Dr. Glimcher has been a Professor of Immunology and Medicine at the Harvard School of Public Health and Harvard Medical School since 1990. Dr. Glimcher is a Director of Bristol Myers Squibb Company.
      William J. Miller, 59, has served as a Director of the Company since January 1998. Mr. Miller is an independent investor and consultant. From April 1996 to November 1999, Mr. Miller served as Chief Executive Officer and Chairman of the Board of Avid Corporation, where from September 1996 to January 1999 he served as President. From March 1992 to September 1995, Mr. Miller served as Chief Executive Officer of Quantum Corporation. From May 1992 to September 1995, Mr. Miller served as a member of the Board of Directors of Quantum Corporation and from September 1993 to August 1995, he served as Chairman of the Board of Directors. From 1981 to March 1992, he served in various positions at Control Data Corporation, most recently as Executive Vice President and President, Information Services. Mr. Miller is a Director of Nvidia Corporation, and Viewsonic Corporation.
      Thomas P. Salice, 45, has served as a Director of the Company since July 1994. Mr. Salice is a Managing Member of Sceptra Capital Partners, LLC, a position he assumed in January 2005. From June 1989 to December 2004 Mr. Salice served in a variety of capacities with AEA Investors, Inc. including Managing

Director, President and Chief Executive Officer and most recently as Vice-Chairman from October 2002 through 2004. Mr. Salice is a Director of Agere Systems, Inc., Mettler – Toledo International, Inc. and a Trustee of Fordham University.
Required Vote: Recommendation of the Board of Directors
      With respect to the election of Directors of the Company, the affirmative vote of a plurality of shares present at the Meeting in person or represented by Proxy, and entitled to vote on the matter, is necessary for the election of each of the nominees for Director listed above (i.e. the nominees receiving the greatest number of votes cast with respect to such shares will be elected). Shares for which authority to vote for the election of a nominee is withheld (so-called abstentions) will count as present for the purpose of determining whether a quorum is present and will be treated as shares present and entitled to vote. For purposes of determining the outcome of the vote, abstentions will not be treated as shares voted for any nominee. A broker “non-vote” occurs when a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers holding shares for a beneficial owner does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker “non-votes” will be counted as present for the purpose of determining whether a quorum is present but will not be treated as shares present and entitled to vote on the election of Directors of the Company and will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR SET FORTH ABOVE.

2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the books, records and accounts of the Company for the fiscal year ending December 31, 2005. In accordance with a vote of the Audit Committee and as approved by the Board, this selection is being presented to the stockholders for ratification at the Meeting.
      The affirmative vote of the majority of the shares present at the Meeting in person or represented by Proxy, and entitled to vote on the matter is required to approve the proposal. Abstentions and broker non-votes will be treated as discussed above under the caption “Election of Directors”. Ratification by stockholders is not required. If the proposal is not approved by the stockholders, the Board does not plan to change the appointment for fiscal 2005, but will consider the stockholder vote in selecting auditors for fiscal 2006.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

3.	APPROVAL OF PROPOSAL TO AMEND 2003 EQUITY INCENTIVE PLAN
      On February 18, 2005, the Board adopted, subject to stockholder approval, an amendment to increase the number of shares available under the Company’s 2003 Equity Incentive Plan (the “Plan”) by 3,800,000 shares from 5,697,290 to 9,497,290 plus the number of any shares subject to awards granted under the Waters Corporation 1996 Long-Term Performance Incentive Plan, the Waters Corporation 1996 Non-Employee Director Stock Option Plan and the Waters Corporation 1994 Stock Option Plan which would have become available for additional awards thereunder by reason of the expiration or termination of those awards (referred to in this description as “Prior Plan Shares”). The essential features of the Plan are outlined below.
      Purpose. The Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its affiliates to provide additional incentive for them to promote the success of the Company’s business.
      Administration. The Plan is administered by the Compensation and Management Development Committee of the Board (the “Committee”). Subject to the provisions of the Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee may delegate to an executive officer or officers the authority to grant awards to employees who are not officers, and to consultants, in accordance with applicable Committee guidelines.
      Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate. No more than one million (1,000,000) shares of Common Stock may be issuable to any one person in any one calendar year pursuant to awards under the Plan.
      Shares Subject to the Plan. The shares issued or to be issued under the Plan are shares of the Company’s common stock, $0.01 par value (the “Common Stock”), which may be authorized but unissued shares or shares held by the Company in its treasury. The Company has reserved for issuance under the Plan a maximum number of shares of Common Stock equal to 9,497,290 plus any Prior Plan Shares, but awards for Incentive Stock Options may cover no more than 9,497,290 shares.
      Types of Awards. Awards under the Plan include Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights and Stock Grants.
      Nonstatutory Stock Options and Incentive Stock Options (which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) (together, “Stock Options”) are rights to purchase Common Stock of the Company. Each Stock Option shall be evidenced by an instrument in such form as the Committee shall prescribe and shall specify (i) the exercise price, (ii) the number of shares of Common Stock subject to the Stock Option and (iii) such other terms and conditions, including, but not limited to, the method of exercise and any restrictions upon the Stock Option or the Common Stock issuable upon exercise thereof, as the Committee, in its discretion, shall establish.
      A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the participant giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check or, to the extent not prohibited by applicable law and subject to such conditions, if any, as the Committee may deem necessary or desirable, by delivery to the Company of shares of Common Stock, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company. If the participant’s employment or other association with the Company and its affiliates ends for any reason, the participant may exercise any outstanding Stock Option only for the number of shares and only during the period specified in the award agreement. Notwithstanding the foregoing, no Stock Option shall be exercisable after the tenth anniversary of the date it is granted.
      Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Stock Options must have a term of not more than ten years (five years in the case of an Incentive Stock Option granted to any 10% stockholder of the Company). In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.
      Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture. Each award of Restricted Stock shall be evidenced by an instrument in such form as the Committee shall prescribe, which instrument will specify (i) the number of shares of Common Stock to be issued to a participant pursuant to the award and the extent, if any, to which they shall be issued in exchange for cash, other property or services or any combination thereof, and (ii) such other terms and conditions as the Committee, in its discretion, shall establish. Except with respect to performance-based awards of Restricted Stock which have a minimum restriction period of 1 year, or as the Committee may recommend and the Board may approve, no award of Restricted Stock may have a restriction period of less than 3 years. Unless the Committee shall provide otherwise for any Award of Restricted Stock, upon termination of a participant’s employment or other association with the Company and its affiliates for any reason during the restriction period, all shares of Restricted Stock still subject to risk of forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the award agreement.
      Stock Appreciation Rights are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of Common Stock specified in the Stock Appreciation Right. Each award of a Stock Appreciation Right shall be evidenced by an instrument in such form as the Committee shall prescribe, which instrument will specify (i) a “hurdle” price in an amount determined by the Committee, but not less than 100% of the fair market value of the Common Stock on the date of grant, (ii) the number of shares of Common Stock subject to such award, and (iii) such other terms and conditions as the Committee, in its discretion, shall establish. A Stock Appreciation Right may be exercised in accordance with such written instrument and at such time or times and in such installments as the Committee may establish. If the participant’s employment or other association with the Company and its affiliates ends for any reason, the participant may exercise any outstanding Stock Appreciation Right only for the number of shares and only during the period specified in the award agreement. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable after the tenth anniversary of the date it is granted.
      A Stock Grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.
      Transferability. Except as otherwise provided in the Plan, Stock Options and Stock Appreciation Rights shall not be transferable, and no Stock Option, Stock Appreciation Right or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a participant’s rights in any Stock Option or Stock Appreciation Right may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option provide that such Nonstatutory Option or Stock Appreciation Right may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Nonstatutory Option or Stock Appreciation Right shall be valid unless first approved by the Committee, acting in its sole discretion.
      Effect of Significant Corporate Event. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Plan and the Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or Stock Appreciation Rights (without change in the aggregate purchase or hurdle price as to which Stock Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of a change in control (which may include an acquisition) of the Company, any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Stock Option or Stock Appreciation Right not then exercisable in full shall fully vest. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or Stock Appreciation Right shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

      Amendments to the Plan. The Board may amend or modify the Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that (i) no material amendment which is to the benefit of management or the Board shall be effective unless approved by stockholders of the Company, and (ii) no amendment shall be effective unless approved by the stockholders of the Company if the failure to obtain stockholder approval would adversely affect the Plan’s compliance with applicable law. Further, no award of Stock Options may be amended to affect the exchange or pricing of such Stock Options without the approval of the stockholders of the Company.
      Summary of Tax Consequences. The following is a brief and general discussion of the federal income tax rules applicable to awards granted under the Plan.

Nonstatutory Stock Options. There are no Federal income tax consequences to the Company or the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, (i) the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any, and (ii) the Company will receive a corresponding deduction. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

Incentive Stock Options. Except as noted at the end of this paragraph, there are no Federal income tax consequences to the Company or the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and the Company will be entitled to an equivalent deduction, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option.

Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report ordinary income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.

Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to an award of Stock Appreciation Rights.

Stock Grants. A participant will generally recognize ordinary income on receipt of a Stock Grant equal to the value of the Common Stock subject to such Stock Grant.
      With respect to awards of Restricted Stock, Stock Appreciation Rights and Stock Grants, whenever a participant is required to report ordinary income the Company will be entitled to deduct the same amount in computing its taxable income.
      For purposes of the foregoing summary, it is assumed that no award will constitute in any part “deferred compensation” as that term is defined in the recently-enacted Section 409A of the Code, or, if any award were to constitute deferred compensation, its terms would comply with the requirements of Section 409A (in general, by limiting any flexibility in the time of payment). For example, a Stock Appreciation Right that could be settled in cash instead of stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of Section 409A, then the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to an additional 20% tax.
      Although the foregoing summarizes the essential features of the Plan, it is qualified in its entirety by reference to the full text of the Plan as approved and amended.
      The benefits or amounts under the Plan that will be received by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.
      Required Vote: Recommendation of the Board of Directors. The affirmative vote of the majority of the shares present at the Meeting in person or represented by Proxy, and entitled to vote on the matter, is required to approve the proposal. Abstentions and broker non-votes will be treated as discussed above under the caption “Election of Directors.”
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

4.	RATIFICATION AND APPROVAL OF MANAGEMENT INCENTIVE PLAN
      Section 162(m) of the Code (“Section 162(m)”) generally limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as “performance-based compensation.” In order for compensation to qualify as “performance-based compensation”, it must meet the following criteria: (i) such compensation must be payable solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal under which such compensation is paid must be established by a compensation committee composed solely of two or more “outside directors”; (iii) the material terms of the performance goal under which such compensation is paid must be disclosed to and approved by the stockholders before payment; and (iv) the compensation committee must certify that the performance goals have been satisfied before payment. The Company’s Management Incentive Plan (the “Incentive Plan”) satisfies by its terms the requirement set forth in clause (i) above, and the Compensation and Management Development Committee intends to satisfy the requirements set forth in clauses (ii) and (iv) above. Accordingly, in order to ensure compliance with Section 162(m), the Company’s stockholders are asked to approve the material terms of the Incentive Plan described below as such terms apply to the senior executives of the Company. Failure of the stockholders to approve the material terms of the Plan will not prevent the Company from making incentive payments under the Incentive Plan in the event that the Company achieves the Performance Objectives (as defined below). However, the tax deduction for such incentive payments will not be available to the Company to the extent that the annual compensation paid to each senior executive exceeds $1 million.
      Purpose. The purpose of the Incentive Plan is to promote the interests of the Company and its stockholders by providing certain key employees of the Company with an incentive to (i) join and/or remain in the service of the Company, (ii) maintain and enhance the long-term performance and profitability of the Company and (iii) acquire a proprietary interest in the success of the Company.
      Administration. With respect to the Company’s senior executives, the Incentive Plan is administered by the Compensation and Management Development Committee. The stockholders are being asked to approve the material terms of the Incentive Plan only as such terms pertain to such senior executives (each, a “Participant”). Within the first ninety days of each fiscal year (each a “Plan Year”), the Committee establishes the performance objective on which each Participant’s incentive payment is based (the “Performance Objective”). At the conclusion of each Plan Year, the Committee reviews the audited results of the Company’s performance against each Participant’s Performance Objective and determines the incentive payment earned by each Participant.
      Duration. The Incentive Plan may be modified or terminated at any time at the discretion of the Board. To qualify under Section 162(m) of the Code, any material modifications of the Incentive Plan require stockholder approval.

      Determination of Incentive Payment. Within the first ninety days of each Plan Year, the Committee establishes a schedule of potential incentive payments for each Participant which are based upon the Company’s achievement of certain criteria and targets, as determined by the Committee on an annual basis. Each Participant becomes eligible to receive an incentive payment if the Company achieves a minimum level of performance with respect to such criteria and targets. The amount of the incentive payment to each Participant may increase if the Company exceeds such criteria and targets. On February 18, 2005, the Committee voted to amend the Incentive Plan by changing the maximum annual incentive payment to any one Participant in the Incentive Plan from 300% of base salary to $5,000,000. This amendment is effective for 2005 and all subsequent years unless further amended by the Committee.
      Business Criteria on which the Performance Objectives are Based. The business criteria on which each Participant’s Performance Objective is based are determined by the Compensation Committee each Plan Year. Such business criteria may in the future include, but are not limited to, objectively verifiable growth in the Company’s financial performance, or objectively verifiable improvement in the Company’s income statement or balance sheet position determined based on the Company’s audited financial statements and its financial records at the end of each Plan Year.
      Summary of Tax Consequences. The following is a brief and general discussion of the federal income tax rules applicable to the receipt of an incentive payment under the Incentive Plan. In the tax year during which each Participant receives an incentive payment under the Incentive Plan, such Participant recognizes ordinary income in the amount of such incentive payment. The Company generally will have a deduction in the same amount as the ordinary income recognized by each Participant in the Company’s tax year in which such incentive payment is accrued by the Company. For purposes of the foregoing summary, it is assumed that no incentive payment will constitute in any part “deferred compensation” as that term is defined in Section 409A of the Code or, if any incentive payment were to constitute deferred compensation, its terms would comply with the requirements of Section 409A (in general, by limiting any flexibility in the time of payment). If an incentive payment includes deferred compensation, and its terms do not comply with the requirements of Section 409A, then the incentive payment will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to an additional 20% tax.
      Required Vote: Recommendation of the Board of Directors. The affirmative vote of the majority of the shares present at the Meeting in person or represented by Proxy, and entitled to vote on the matter, is required to approve the proposal. Abstentions and broker non-votes will be treated as discussed above under the caption “Election of Directors.”
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

5.	OTHER BUSINESS
      The Board does not know of any other business to be presented at the Meeting. If any other matters properly come before the Meeting, however, it is intended that the persons named in the enclosed form of Proxy will vote said Proxy in accordance with their best judgment.

DIRECTORS MEETINGS AND COMPENSATION
Directors Meetings
      The Board held five meetings during the year ended December 31, 2004. The Board has determined that each Director other than Mr. Berthiaume, the Company’s Chairman, President and Chief Executive Officer, has no material relationship with the Company and otherwise qualifies as “independent” under applicable listing standards of the New York Stock Exchange.
      The Nominating and Corporate Governance Committee, which was formed as of July 10, 2001 and currently consists of Mr. Philip Caldwell (Chairman), Dr. Laurie H. Glimcher, Mr. Thomas Salice and Dr. Michael J. Berendt, recommends candidates for membership on the Board and recruits such candidates for membership on the Board. As a consequence of Mr. Caldwell’s retirement from the Board, the composition of various Board Committees will be revised as discussed further in this Proxy Statement. The responsibilities of the Nominating and Corporate Governance Committee are to supervise the nominations and elections of members of the Board. The Nominating and Corporate Governance Committee may, as it deems appropriate, give consideration to any candidates suggested by the stockholders of the Company. The Nominating and Corporate Governance Committee also develops and recommends to the Board the Corporate Governance Guidelines for the Company. The charter of the Nominating and Corporate Governance Committee is available at the Company’s website at http://www.waters.com under the caption About Waters > Corporate Information > Corporate Governance.
      The Audit Committee, which currently consists of Messrs. Bekenstein (Chairman), Caldwell and Salice, oversees the activities of the Company’s independent registered public accounting firm. The Audit Committee recommends the engagement of the independent registered public accounting firm, and performs certain other functions pursuant to its charter, a copy of which is attached to this Proxy Statement as Exhibit A.
      The Compensation and Management Development Committee, which currently consists of Messrs. Conard, Miller, and Salice (Chairman), approves the compensation of executives of the Company, makes recommendations to the Board with respect to standards for setting compensation levels and administers the Company’s incentive plans.
      During fiscal year 2004, each of the Company’s Directors participated in excess of 75% of the aggregate of the meetings of the Board and the meetings of committees of the Board of which such Director was a member. During fiscal year 2004, the Compensation and Management Development Committee met three times, the Audit Committee met eight times and the Nominating and Corporate Governance Committee met two times. The Company does not have a formal policy, but encourages Director attendance at annual stockholder meetings. All but one Director attended the 2004 annual meeting.
Compensation of Directors
      Directors who are full-time employees of the Company receive no additional compensation for serving on the Board or its committees. For services performed in 2004, outside Directors each received a retainer of $30,000 for the year, $1,000 for each Board meeting attended, $1,000 for each committee meeting attended, an annual grant of 4,000 non- qualified stock options and 1,000 shares of restricted stock under the Company’s 2003 Equity Incentive Plan. Each committee chairman received a retainer of $3,000 for 2004. For services performed in the year 2005, outside Directors each will receive a retainer of $30,000 for the year, $1,000 for each Board meeting attended, $1,000 for each Nominating and Compensation and Management Development Committee meeting attended, $2,500 for each Audit Committee attended, an annual grant of stock options and restricted stock. In addition, a committee chairman will receive a retainer of $4,000 for the year. All Directors are reimbursed for expenses incurred in connection with their attendance at meetings.

CORPORATE GOVERNANCE
      During 2004, the Nominating and Corporate Governance Committee of the Board designed and implemented a comprehensive evaluation of the Board and each of its Committees. The evaluation, in the form of a questionnaire, was circulated to all members of the Board and Committees in September 2004. The Company’s General Counsel in conjunction with outside counsel received all of the questionnaires, compiled the results and circulated them to the Board and each Committee for discussion and analysis in December, 2004. It is the intention of the Nominating and Corporate Governance Committee to engage in this process annually.
      Increasingly, shareholders of public companies are focusing on the amount of equity ownership by directors and officers of the companies in which they invest. In order to more closely align the interests of the Company’s shareholders with those of management, during 2004 the Nominating and Corporate Governance Committee considered and recommended to the Board minimum stock ownership guidelines for members of the Board and the Company’s executive officers. These guidelines, which were approved by the Board in February, 2004, provide for the accumulation by the Chief Executive Officer of common stock of the Company equal to five (5) times his base salary over a three year period, which requirement would also apply to any successor to the Chief Executive Officer. Additionally, members of the Company’s Executive Committee, Messrs. Caputo, Mazar, Ornell and Beaudouin, are each required to accumulate common stock of the Company equal to two (2) times their base salary over a five year period. Pursuant to the guidelines, members of the Board are required to accumulate a minimum of 5,000 shares of common stock of the Company over a five (5) year period. For purposes of accumulation of minimum stock ownership, grants of restricted stock by the Company to such executives or to members of the Board shall apply towards satisfaction of the guidelines.
      Also, in 2004, the Nominating and Corporate Governance Committee voted to recommend that the Board adopt a “lead director” to preside over executive sessions of the Board and to provide a focal point for and to facilitate communication among outside Directors, Company management and Company shareholders. In May, 2004, the Board accepted the recommendation of the Nominating and Corporate Governance Committee and elected Thomas P. Salice as the Company’s lead director. Mr. Salice will serve in such capacity for a two year term at which point another of the members of the Board will be elected to serve as lead director.
      During 2004, the Nominating and Corporate Governance Committee continued to review the Company’s corporate governance practices, Board committee charters and overall governance structure in light of the Sarbanes-Oxley Act of 2002 and new rules and regulations adopted by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Previously, in September 2003, the Board approved a number of new or revised corporate governance documents in order to ensure the Company’s continued compliance with applicable law, rules and regulations. In particular, the Board adopted a revised Audit Committee charter, which is attached hereto as Exhibit A, and revised charters for its Compensation and Management Development Committee and its Nominating and Corporate Governance Committee. The Board also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics for employees, executive officers and Directors and a “Whistleblower” policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on the Company’s website at http://www.waters.com under the caption About Waters > Corporate Information > Corporate Governance and a copy of any of them may be obtained, without charge, upon written request to the Company, c/o Secretary, 34 Maple Street, Milford, MA 01757.
      The Nominating and Corporate Governance Committee is currently comprised of four members: Philip Caldwell, Chairman; Thomas P. Salice; Dr. Laurie H. Glimcher and Dr. Michael J. Berendt. As a consequence of Mr. Caldwell’s retirement from the Board, in January, 2005 the Committee voted to recommend to the full Board changes to the composition of the Committee, which recommendations were accepted by the Board at its February, 2005 meeting. Therefore, effective as of May 4, 2005, the date of the Meeting, the Nominating and Corporate Governance Committee will be comprised of the following Members: Michael J. Berendt, Chairman, Thomas P Salice and Dr. Laurie H. Glimcher. The Committee has a charter, which is available on the Company’s website indicated above. Each of the members of the Nominating and Corporate Governance Committee are independent, as such term is defined in the listing standards of the New York Stock Exchange.
      With respect to potential candidates to serve on the Board, the Nominating and Corporate Governance Committee considers suggestions from a variety of sources, including stockholders. Any nominations of candidates, together with appropriate biographical information, should be submitted to the Company, c/o Secretary, 34 Maple Street, Milford, MA 01757.
      The Nominating and Corporate Governance Committee believes that candidates for service as a Director of the Company should meet certain minimum qualifications. In selecting Directors, the Board seeks individuals who are highly accomplished in their respective fields, with superior educational and professional credentials. Candidates should satisfy the independence requirements of the SEC and the New York Stock Exchange and should have demonstrated experience in organizational leadership and management. Candidates for Director should also be of the highest moral and ethical character and integrity, consistent with the standards established by the Company.
      The Company has a process for identifying and selecting candidates for Board membership. Initially, the Chairman/ CEO, the Nominating and Corporate Governance Committee or other Board members identifies a need to either expand the Board with a new member possessing certain specific characteristics or to fill a vacancy on the Board. A search is then undertaken by the Committee, working with recommendations and input from Board members, members of senior management, professional contacts, external advisors, nominations by stockholders and/or the retention of a professional search firm if necessary. An initial slate of candidates is identified that will satisfy the criteria for Board membership and is presented to the Committee for review. Upon review by the Committee, a series of interviews of one or more candidates is conducted by the Chairman/ CEO and at least one member of the Committee. During this process, the full Board is informally apprised of the status of the search and its input is solicited.
      Upon identification of a final candidate, the entire Nominating and Corporate Governance Committee will meet to consider the credentials of the candidate and thereafter, if approved, submit the candidate for approval by the full Board.
      With respect to communications with the Board on general matters, stockholders may contact the Board or any of its individual Directors by writing to Waters Corporation, c/o Secretary, 34 Maple Street, Milford, Massachusetts 01757. Any such communication should include the name and return address of the stockholder, the specific Director or Directors to whom the contact is addressed and the nature or subject matter of the contact.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      The Company has a qualified Audit Committee of the Board. During 2004, the Audit Committee, in conjunction with management and the independent registered public accounting firm, focused on the following items:

1.	Compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and the adequacy of Company internal controls,

2.	The appropriateness of Company financial reporting and accounting processes,

3.	The independence and performance of the Company’s independent registered public accounting firm,

4.	Company compliance with laws and regulations, and

5.	Review of the Company’s independent registered public accounting firm’s quality control procedures.
      During 2004, the Company undertook a comprehensive effort to comply with the requirements of the internal controls requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The project, which commenced during 2003, required the allocation of unprecedented resources, both human and financial, to scope, implement and review the Section 404 compliance plan. In addition to the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the Company retained Ernst & Young LLP, as well as other accounting firms, to assist in elements of the project. The project itself was managed primarily by the Company’s Director of Internal Audit in conjunction with the Company’s Chief Financial Officer and its Corporate Controller. During 2004, the Audit Committee received regular and detailed briefings from Company management as well as from PricewaterhouseCoopers LLP, on the progress of the Company’s efforts to comply with Section 404. In March 2005 PricewaterhouseCoopers LLP reported to the Audit Committee that it had identified no material weaknesses in the Company’s internal controls.
      The Board has adopted a written charter setting out more specifically the functions that the Audit Committee is to perform. A copy of the charter is attached to this Proxy as Exhibit A. The Audit Committee held eight meetings during the fiscal year ended December 31, 2004. The Audit Committee reviewed on a quarterly basis, with members of the Company’s management team, the Company’s quarterly financial results prior to the release of earnings and the filing of the Company’s quarterly financial statements with the SEC. For 2004, the Board determined that each of the three current members of the Audit Committee — Mr. Bekenstein (Chairman), Mr. Caldwell and Mr. Salice — is an “audit committee financial expert” as defined under applicable rules and regulations of the SEC and are “independent” as defined under the listing standards of the New York Stock Exchange and applicable rules and regulations of the SEC. As a consequence of Mr. Caldwell’s retirement as a member of the Board, in January, 2005 the Nominating and Corporate Governance Committee voted to recommend to the full Board changes to the composition of the committee, which recommendations were accepted by the Board at its February, 2005 meeting. Therefore, effective as of May 4, 2005, the date of the Meeting, the Audit Committee will be comprised of the following members: Thomas P. Salice, Chairman, Edward Conard and William J. Miller. The Board has determined that each of Messrs. Salice, Conard and Miller is an “audit committee financial expert” as defined under applicable rules and regulations of the SEC and is “independent” as defined under the listing standards of the New York Stock Exchange and applicable rules and regulations of the SEC. Company management has primary responsibility for the financial statements and reporting processes. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audits the annual financial statements and is responsible for expressing an opinion on their conformity with generally accepted accounting principles.
      The Audit Committee has adopted the following guidelines regarding the engagement of PricewaterhouseCoopers LLP to perform non-audit services for the Company:
      Company management will submit to the Audit Committee for approval the list and budgeted fees of non-audit services that it recommends the Committee engage its independent registered public accounting firm to provide for the fiscal year. Company management and the Company’s independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. The Audit Committee will approve both the list of permissible non-audit services and the budgeted fees for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the Company’s independent registered public accounting firm pursuant to this pre-approval process as well as new non-audit services requesting approval.
      To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report action taken to the Audit Committee at the next Audit Committee meeting.
      PricewaterhouseCoopers LLP must ensure that all audit and non-audit services provided to the Company have been pre-approved by the Audit Committee.
      The Committee hereby reports for the fiscal year ended December 31, 2004 that:

1.	It has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2004 with Company management,

2.	It has discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statement on Auditing Standards, AU §380,

3.	It has received from PricewaterhouseCoopers LLP its written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committee, and has discussed with PricewaterhouseCoopers LLP its independence,

4.	It has considered whether, and determined that, the provision of non-audit services to the Company by PricewaterhouseCoopers LLP as set forth below, was compatible with maintaining auditor independence, and

5.	It has reviewed and discussed with PricewaterhouseCoopers LLP its internal quality control procedures, and any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years.
      Based on the items reported above, on March 11, 2005 the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC. The recommendation was accepted by the Board on the same date.
Mr. Joshua Bekenstein      Mr. Philip Caldwell      Mr. Thomas P. Salice
Audit Fees
      The aggregate fees for the fiscal year ended December 31, 2004 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP, were as follows:

		2004		2003

Audit Fees		$4,051,959		$1,343,615
Audit Related Fees		$80,090		$189,465
Tax Related Fees
Tax Compliance	$383,892		$244,410
Tax Planning	$229,496		$209,110
Total Tax Related Fees		$613,388		$453,520
All Other Fees		$—		$—

Total		$4,745,437		$1,986,600

Audit Fees — consists of fees for the audit of the Company’s financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. In addition, 2004 includes $2,584,930 of fees related to the new internal control auditing requirements of Section 404 of the Sarbanes-Oxley Act of 2002.
Audit Related Fees — consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services include employee benefit plan audits, advisory work on Section 404 of the Sarbanes-Oxley Act of 2002 prior to the attestation, acquisition-related services, and accounting consultations and reviews for various matters.
Tax Related Fees — consists of fees for tax compliance and planning services. Tax compliance includes fees for professional services related to international tax compliance and preparation. Tax planning consists primarily of fees related to the impact of acquisitions and restructuring on international subsidiaries.
All Other Fees — consists of fees for all other permissible services other than those reported above.
The Audit Committee approved 100% of the services listed under the preceding captions “Audit-Related Fees,” “Tax Related Fees” and “All Other Fees.”

MANAGEMENT COMPENSATION
Summary Compensation Table
      The following Summary Compensation Table discloses, for the fiscal years indicated, individual compensation information for Mr. Berthiaume and the four other most highly compensated executive officers (collectively, the “named executives”) who were serving as executive officers at the end of fiscal year 2004.

						Long Term
	Annual Compensation					Compensation

						Securities	All Other
	Fiscal	Salary		Bonus		Underlying	Compensation
Name and Principal Position	Year	($)		($)		Options (#)	($)

Douglas A. Berthiaume	2004	650,000		1,950,000	(2)	150,000	85,482	(5)
Chairman, President and Chief	2003	617,500	(1)	566,041	(3)	150,000	40,493	(5)
Executive Officer	2002	610,000		0	(4)	—	22,302	(5)
Arthur G. Caputo	2004	330,000		866,250	(2)	125,000	8,518	(5)
Executive Vice President and	2003	309,500	(1)	206,331	(3)	100,000	10,269	(5)
President, Waters Division	2002	305,000		91,500	(4)	60,000	7,159	(5)
Mark T. Beaudouin	2004	280,000		525,000	(2)	50,000	23,565	(5)
Vice President, General Counsel	2003	203,500	(1)(8)	201,332	(6)	100,000 (7)	748	(5)
And Secretary
John Ornell	2004	275,000		515,625	(2)	50,000	25,279	(5)
Vice President Finance and	2003	244,500	(1)	159,998	(3)	50,000	13,944	(5)
Administration and Chief	2002	240,000		0	(4)	40,000	8,124	(5)
Financial Officer
Brian K. Mazar	2004	135,000		347,200	(2)	15,000	15,123	(5)
Senior Vice President	2003	132,231	(1)	116,875	(3)	40,000	8,121	(5)
Human Resources	2002	167,154		0	(4)	30,000	4,759	(5)

(1)	A financial planning benefit was eliminated in 2003 and a one-time adjustment of $7,500 was made to Mr. Berthiaume’s base salary in 2003 and a $4,500 one-time adjustment was made to the base salary of each of Mr. Beaudouin, Mr. Caputo, Mr. Mazar, and Mr. Ornell.

(2)	Reflects bonus earned under the Company’s Management Incentive Plan in 2004 which was paid in 2005.

(3)	Reflects bonus earned under the Company’s Management Incentive Plan in 2003 which was paid in 2004.

(4)	Reflects bonus earned under the Company’s Management Incentive Plan in 2002 which was paid in 2003.

(5)	Reflects amounts contributed for the benefit of the named executive in 2004, 2003, and 2002 (if applicable), respectively, under the Waters 401(k) Restoration Plan and the Waters Employee Investment Plan and for Group Term Life Insurance coverage in excess of $50,000.

(6)	Mr. Beaudouin’s 2003 bonus includes $176,332 earned under the Company’s Management Incentive Plan and a one-time new hire bonus in the amount of $25,000.

(7)	Mr. Beaudouin’s 2003 option grant reflects a new hire grant and an annual grant.

(8)	Mr. Beaudouin joined the Company in April 2003.

Option Grants In Fiscal Year
      The following table shows information regarding stock option grants to the named executives in fiscal year 2004:

						Potential Realizable Value at
						Assumed Annual Rates of
						Stock Price Appreciation For
			Individual Grants			10-year Option Term

	Number of		Percent of
	Securities		Total Options
	Underlying		Granted to	Exercise
	Options		Employees	Price	Expiration
Name	Granted (#)		in Fiscal Year	($/SH)	Date	5% ($)	10% ($)

Douglas A. Berthiaume	150,000	(1)	7.60%	$47.12	12/08/2014	$4,445,027	$11,264,572
Arthur G. Caputo	125,000	(1)	6.33%	$47.12	12/08/2014	$3,704,189	$9,387,143
Mark T. Beaudouin	50,000	(1)	2.53%	$47.12	12/08/2014	$1,481,676	$3,754,857
John Ornell	50,000	(1)	2.53%	$47.12	12/08/2014	$1,481,676	$3,754,857
Brian K. Mazar	15,000	(2)	0.76%	$47.12	12/08/2014	$444,503	$1,126,457

(1)	Option becomes exercisable with respect to 20% of the shares subject to the option on each of December 8, 2005, December 8, 2006, December 8, 2007, December 8, 2008 and December 8, 2009.

(2)	Option becomes exercisable 100% on December 8, 2005.
Aggregated Option Exercises, Holdings and Year End Values for Fiscal Year 2004
      The following table shows information regarding (i) the number of shares of Common Stock acquired upon exercise by the named executives of stock options in 2004 and the value realized thereby and (ii) the number and value of any unexercised stock options held by such executives as of December 31, 2004:

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the Money Options at
	Acquired on	Value Realized	Options at FY-End	FY-End closing price of $46.79
Name	Exercise (#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Douglas A. Berthiaume	2,850,960	$106,996,417	894,000/330,000	$22,518,075/$2,392,800
Arthur G. Caputo	—	—	456,824/271,000	$10,802,518/$2,404,204
Mark T. Beaudouin	—	—	20,000/130,000	$404,101/$1,616,404
John Ornell	2,500	$89,413	238,100/138,000	$5,148,199/$1,449,362
Brian K. Mazar	120,664	$4,612,985	365,000/ 83,000	$9,421,646/$1,116,362
Waters Corporation Retirement Plans
      Substantially all full-time United States employees of Waters participate in the Waters Corporation Retirement Plan (the “Retirement Plan”), a defined benefit pension plan intended to qualify under Section 401(a) of the Code. The Retirement Plan is a cash balance plan whereby each participant’s benefit is determined based on annual pay credits and interest credits made to each participant’s notional account. In general, a participant becomes vested under the Retirement Plan upon completion of five years of service. The normal retirement age under the Retirement Plan is age 65.
      Pay credits range from 4.0% to 9.5% of compensation, depending on the participant’s amount of compensation and length of service with the Company. Compensation refers to pension eligible earnings of the participant (limited to $205,000 for 2004), which includes base pay, overtime, certain incentive bonuses, commissions and pre-tax deferrals, but excludes special items such as stock awards, moving expense reimbursements and employer contributions to retirement plans. Interest credits are based on the one year constant maturity Treasury Bill rate on the first business day in November of the preceding plan year plus 0.5%, subject to a 5.0% minimum and a 10.0% maximum rate.

      The Company also maintains a non-qualified, supplemental plan (the “Restoration Plan”) which provides benefits that would be paid by the Retirement Plan except for limitations on pensionable pay and benefit amounts currently imposed by the Code.
      The aggregate estimated annual benefit payable from the Retirement Plan and Restoration Plan combined to Mr. Beaudouin, Mr. Berthiaume, Mr. Caputo, Mr. Mazar and Mr. Ornell upon normal retirement is $41,000, $227,000, $139,000, $74,000 and $106,000, respectively. As of December 31, 2004, Mr. Beaudouin, Mr. Berthiaume, Mr. Caputo, Mr. Mazar and Mr. Ornell had approximately 1, 24, 27, 13 and 14 years of credited service, respectively, under the Retirement Plan.
      The aggregate estimated annual normal retirement benefits are based on actual 2004 eligible compensation, including bonus paid in 2004. Future eligible compensation is assumed to equal the January 2005 rate of pay and future interest credits are assumed to be 5.0%.
Equity Compensation Plan Information
      The following table sets forth information as of December 31, 2004 about shares of Common Stock outstanding and available for issuance under the Waters 2003 Equity Incentive Plan.

			Number of securities
			remaining available for
			future issuance under
			the Waters 2003
	Number of securities to	Weighted-average	Equity Incentive Plan
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	reflected
Plan category	warrants and rights	warrants and rights	in column (a))

Equity compensation plans approved by security holders	11,321,998	$34.07	2,679,990
Equity compensation plans not approved by security holders	0		0

Total	11,321,998	$34.07	2,679,990
Compensation and Management Development Committee Interlocks and Insider Participation
      The Compensation and Management Development Committee currently consists of Mr. Edward Conard, Mr. William Miller, and Mr. Thomas Salice (Chairman). Prior to the Company’s initial public offering in 1995, each of Mr. Conard and Mr. Salice also served as an officer of the Company.
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
      The Compensation and Management Development Committee of the Board is responsible for administering the compensation of senior executives of the Company and is comprised of three non-employee Directors, Thomas P. Salice, Chairman, Edward Conard and William J. Miller, each of whom the Board has determined is independent under applicable listing standards of the New York Stock Exchange. As a consequence of Mr. Caldwell’s retirement as a member of the Board, in January, 2005 the Nominating and Corporate Governance Committee voted to recommend to the full Board changes to the composition of the committee, which recommendations were accepted by the Board at its February, 2005 meeting. Therefore, effective as of May 4, 2005, the date of the Meeting, the Compensation and Management Development Committee will be comprised of the following members: William J. Miller, Chairman, Joshua Bekenstein and Thomas P. Salice, each of whom the Board has determined is independent under applicable listing standards of the New York Stock Exchange.
      The Compensation and Management Development Committee’s compensation philosophy is to focus management on achieving financial and operating objectives which provide long-term stockholder value. The Company’s executive compensation programs are designed to align the interest of senior management with those of the Company’s stockholders. There are three key components of executive compensation: base salary, senior management incentive bonus (annual incentive), and long-term performance based award. It is the intent of these programs to attract, motivate and retain senior executives. It is the philosophy of the Compensation and Management Development Committee to allocate a significant portion of cash compensation to variable performance-based compensation in order to align executive cash compensation with Company performance. The Compensation and Management Development Committee has utilized the services of an outside executive compensation consultant to assist it in determining the Company’s executive compensation structure.
Base Salary
      The base salaries for senior executives are reviewed annually by the Compensation and Management Development Committee. Salaries are based upon a combination of factors including past individual performance, competitive salary levels and an individual’s potential for making significant contributions to future Company performance. Base salaries for senior executives are set at competitive to slightly less than competitive levels relative to the market for comparable positions. Base salary increases for senior executives for fiscal year 2004 were determined by the Compensation and Management Development Committee based on achievement of 2003 Company financial goals, consideration of nationally recognized salary data for comparable positions, and individual performance and responsibility.
Annual Incentive
      The Incentive Plan is the variable pay program for officers and other senior executives of the Company. The purpose of the Incentive Plan is to provide added motivation and incentive to senior executives to achieve operating results based on operating budgets established at the beginning of the fiscal year. The Compensation and Management Development Committee evaluates the audited results of the Company’s performance against previously established performance targets in order to determine the individual bonuses under the Incentive Plan. This plan is designed to provide total cash compensation that is competitive to slightly less than competitive relative to the market for target performance, below competitive market compensation for poor performance against targets, and substantially above competitive market compensation in times of excellent performance versus targets. For these purposes, the market is determined based upon a review of nationally recognized survey data and the compensation levels of a group of peer companies. In 2004, pursuant to the Incentive Plan, the Compensation and Management Development Committee established criteria and targets for the payment of incentive compensation to executive officers based upon achievement of earnings growth.
Long Term Performance-Based Awards
2003 Equity Incentive Plan
      Stock options are an important component of senior executive compensation and the 2003 Equity Incentive Plan has been designed to motivate senior executives and other key employees to contribute to the long-term growth of stockholder value. During fiscal year 2004 stock options were granted to the Company’s senior executives and other key individuals under the 2003 Equity Incentive Plan. The Compensation and Management Development Committee evaluates and authorizes awards under the Plan for all recommendations from the Company’s Chief Executive Officer.
Other Compensation
      The Company’s senior executives are also eligible to participate in other compensation plans that are generally offered to other employees, such as the Company’s savings and investment plan, retirement plan, the employee stock purchase plan, health and insurance plans. They are also eligible to participate in supplemental employee retirement plans that are available to employees who meet certain minimum earnings eligibility criteria. The Company does not offer any perquisites for the exclusive benefit of executive officers.

President and Chief Executive Officer Compensation
      Mr. Berthiaume’s 2004 annual base salary was based on the Compensation and Management Development Committee’s evaluation of the Company’s overall performance in 2003, the salaries and compensation practices of a group of peer companies, as well as data on companies of comparable size from a nationally recognized salary survey. After considering these factors, the Compensation and Management Development Committee increased Mr. Berthiaume’s annual base salary for fiscal year 2004 5.26% to $650,000. The Compensation and Management Development Committee used the same process to review Mr. Berthiaume’s salary at the end of fiscal year 2004, and recommended an increase for fiscal year 2005. Mr. Berthiaume declined the base salary increase for 2005.
      Under the Incentive Plan, the Compensation and Management Development Committee awarded Mr. Berthiaume a bonus of $1,950,000 for fiscal year 2004. The criteria and targets for payout under the Incentive Plan were pre-established at the beginning of the fiscal year and were based on the achievement of the Company’s earnings goals. Mr. Berthiaume’s payout under the Management Incentive Plan is based on the Company’s over achievement of the 2004 earnings goals which generated a payout to Mr. Berthiaume of 300% of his base salary, the maximum award payable under the plan. On February 18, 2005, the Compensation and Management Development Committee voted to amend the Incentive Plan by changing the maximum annual incentive payment to any one participant in the Incentive Plan from 300% of base salary to $5,000,000. This amendment is effective for 2005 and all subsequent years unless further amended by the Committee.
      During fiscal year 2004, Mr. Berthiaume received a stock option grant of 150,000 shares under the 2003 Equity Incentive Plan. The size of Mr. Berthiaume’s stock option grant was determined by the Compensation and Management Development Committee based upon a review of equity grant practices of a peer group of companies, as well as a broader group of high technology companies with similar revenue and market capitalization characteristics as Waters Corporation.
Limit on Deductible Compensation
      The Compensation and Management Development Committee has considered the application of Section 162(m) of the Code to the Company’s compensation practices. Section 162(m) generally limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as performance — based compensation. The Compensation and Management Development Committee believe that payments under the Management Incentive Plan and the stock incentive plans of the Company qualify as performance — based compensation. From time to time, the Compensation and Management Development Committee will reexamine the Company’s compensation practices and the effect of Section 162(m) and reserves the right to award future compensation which would not comply with the Section 162(m) requirements for non-deductibility if the Compensation and Management Development Committee concluded that this was in the Company’s best interests to do so.
Mr. Edward Conard      Mr. William Miller      Mr. Thomas Salice

STOCK PRICE PERFORMANCE GRAPH
      The following graph compares the cumulative total return on $100 invested as of December 31, 1999 (the last day of public trading of the Common Stock in fiscal year 1999) through December 31, 2004 (the last day of public trading of the Common Stock in fiscal year 2004) in the Common Stock of the Company, the NYSE Market Index and the SIC Code 3826 Index. The return of the indices is calculated assuming reinvestment of dividends during the period presented. The Company has not paid any dividends since its initial public offering. The stock price performance shown on the graph below is not necessarily indicative of future price performance.
COMPARISON OF CUMULATIVE TOTAL RETURN SINCE
DECEMBER 31, 1999 AMONG WATERS CORPORATION,
NYSE MARKET INDEX AND SIC CODE 3826 — LABORATORY ANALYTICAL INSTRUMENTS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      The table below sets forth certain information regarding beneficial ownership of Common Stock as of March 15, 2005 by each person or entity known to the Company who owns beneficially five percent or more of the Common Stock, by each named executive officer and Director nominee and all executive officers and Director nominees as a group.

		Percentage of
	Number of Shares of	Outstanding
Name	Common Stock(1)	Common Stock(1)

5% Stockholders
Fidelity Investments — Boston, Massachusetts	16,133,258	13.7%
AIM Investment Management — Houston, Texas	8,571,068	7.3%
MFS Investment Management — Boston, MA	6,475,440	5.5%
Directors and Executive Officers
Mark T. Beaudouin(2)(3)	30,573	*
Douglas A. Berthiaume(2)(4)	3,928,837	3.31%
Arthur G. Caputo(2)(5)	1,038,937	*
Brian K. Mazar(2)(6)	789,848	*
John Ornell(2)(7)	250,735	*
Joshua Bekenstein(2)(9)(10)	30,000	*
Dr. Michael J. Berendt(2)(12)	18,000	*
Philip Caldwell(2)(8)(9)(10)(12)	82,653	*
Edward Conard(2)(9)(11)	26,000	*
Dr. Laurie H. Glimcher(2)(12)	10,000	*
William J. Miller(2)(9)(11)	22,000	*
Thomas P. Salice(2)(9)(10)(11)(12)	53,100	*
All Directors and Executive Officers as a group (13 persons)	6,310,934	5.27%

*	represents less than 1% of the total number of the issued and outstanding shares of Common Stock.

(1)	Figures are based upon 117,741,488 shares of Common Stock outstanding as of March 15, 2005. The figures assume exercise by only the stockholder or group named in each row of all options for the purchase of Common Stock held by such stockholder or group which are exercisable within 60 days of March 15, 2004.

(2)	Includes share amounts which the named individuals have the right to acquire through the exercise of options which are exercisable within 60 days of March 15, 2005 as follows: Mr. Beaudouin 30,000, Mr. Berthiaume 894,000, Mr. Caputo 456,824, Mr. Mazar 299,000, Mr. Ornell 238,100, Mr. Bekenstein 24,000, Dr. Berendt 16,000, Mr. Caldwell 24,000, Mr. Conard 24,000, Dr. Glimcher 8,000, Mr. Miller 20,000 and Mr. Salice 17,600.

(3)	Includes 573 shares held in Mr. Beaudouin’s ESPP plan.

(4)	Includes 69,000 shares held by Mr. Berthiaume’s wife, 560,832 shares held by limited partnership interests, 34,607 shares held in Mr. Berthiaume’s 401K Plan and 25,252 shares held in a family trust. Mr. Berthiaume disclaims beneficial ownership for the shares held by his wife, the shares held in a family trust and the shares held by the limited partnership interests.

(5)	Includes 100,669 shares held in Mr. Caputo’s 401K Plan account and 1,840 shares held by his daughters, for which Mr. Caputo disclaims beneficial ownership.

(6)	Includes 50,416 shares held in Mr. Mazar’s 401K and ESPP plans and 180,948 shares held in a family trust for which Mr. Mazar disclaims beneficial ownership.

(7)	Includes 9,631 shares held in Mr. Ornell’s 401K and ESPP plans and 3,000 shares held by his daughters for which Mr. Ornell disclaims beneficial ownership.

(8)	Includes 56,653 shares held in trust for Mr. Caldwell’s wife, for which shares he disclaims beneficial ownership.

(9)	Excludes deferred compensation in the form of phantom stock, receipt of which may be, at the election of the Director, on a specified date at least six (6) months in the future or upon his or her cessation of service as a Director of the Company.

(10)	Member of the Audit Committee.

(11)	Member of the Compensation and Management Development Committee.

(12)	Member of the Nominating and Corporate Governance Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Change of Control Agreements
      The Company and Messrs. Berthiaume, Beaudouin, Caputo, Ornell and Mazar are parties to an Executive Change of Control/ Severance Agreement dated February 24, 2004. Under the terms of the agreement, if any such Officer’s employment is terminated without cause during the period beginning 9 months prior to, and ending 18 months following, a “change of control” of the Company (as defined in the agreement), or such officer terminates his employment “for good reason” (as defined in the agreement) during the 18 month period following a change of control of the Company, such Officer would be entitled to receive (i) a lump sum cash payment equal to 12 months of his monthly salary plus the bonus that would have been payable to him during the 12 month period following termination, (ii) accelerated vesting of stock options, restricted stock grants and capital accumulation benefits and (iii) continued insurance benefit coverage substantially similar to the coverage he had been receiving prior to any such termination. The agreement further provides that the benefits will be supplemented by an additional payment to “gross up” such Officer for any excise tax under the “parachute payment” tax provisions of the Internal Revenue Code.
Loans to Executive Officers
      At December 31, 2004 there were no loans outstanding due from executive officers. In compliance with the Sarbanes-Oxley Act of 2002, the Company no longer makes loans to its executive officers.
Indemnification of Directors and Officers
      The Company provides indemnification for its Directors and executive officers in addition to the indemnification provided for in the Company’s Certificate of Incorporation and Amended and Restated Bylaws.
SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
      The Federal securities laws require the Company’s Directors and officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission, the New York Stock Exchange and the Secretary of the Company initial reports of ownership and reports of changes in ownership of the Common Stock.
      To the Company’s knowledge, based solely on review of the copies of such reports and written representations furnished to the Company that no other reports were required, none of the Company’s officers, Directors and greater-than-ten-percent beneficial owners failed to file on a timely basis during the fiscal year ended December 31, 2004 reports required by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
STOCKHOLDER PROPOSALS
      Proposals of stockholders to be presented at the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 3, 2005 to be considered for inclusion in the Company’s Proxy Statement and form of Proxy relating to that meeting. It is anticipated that the 2006 Annual Meeting will be scheduled on or about May 4, 2006. Notice of a stockholder proposal submitted outside the process of Rule 14a-8 promulgated by the SEC under the Exchange Act shall be considered untimely if not received by the Company by February 16, 2006.

EXHIBIT A
AUDIT COMMITTEE CHARTER
OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Purpose
      The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Waters Corporation (the “Company”) in ensuring that management is maintaining internal controls adequate to provide reasonable assurance that assets are safe-guarded, transactions are properly executed and recorded, generally accepted accounting principles are consistently applied, and that there is compliance with corporate policies for conducting business. The Committee shall assist the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and independent registered public accounting firm. In doing so, it is the goal of the Committee to maintain free and open communication among the Committee, independent registered public accounting firm, Director of Internal Audit and management of the Company.
      The function of the Committee is oversight. The Committee relies on the expertise and knowledge of the Company’s management, the internal auditor, and the independent registered public accounting firm in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and the maintenance of appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out proper annual audits and quarterly reviews of the Company’s financial statements and reports directly to the Committee. The Committee reports regularly to the Board.
      The Committee shall perform such functions, exercise such powers, and consult with such persons as may be required to fulfill the responsibilities of the Committee or additional responsibilities, which may be delegated to it from time to time by the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee shall have the authority, without seeking Board approval, to engage outside advisors or consultants, including legal, accounting, or other advisors as it deems necessary to carry out its duties, and shall be entitled to rely on advice, information, opinions, reports, or statements, including financial statements and other financial data, provided or prepared by officers or employees of the Company or such outside advisors or consultants. The Committee shall receive appropriate funding, as it determines, from the Company for payment of compensation to such outside advisors or consultants.
      The Company shall make this Charter available on its website at www.waters.com. The Company shall disclose such availability in its Annual Report on Form 10-K and also shall disclose therein that it shall provide a printed copy of this Charter without charge to any Company stockholder who requests it. The Company also shall publish this Charter periodically in the Company’s annual Proxy Statement, to the extent required by the rules and regulations of the Securities and Exchange Commission (the “SEC”).
Composition
      The Committee shall consist of no fewer than three members of the Board independent of management and the Company and free from any relationship that may interfere with the members’ exercise of independent judgment from management and the Company, as prescribed by the applicable laws, regulations, and rules of the SEC and New York Stock Exchange (the “NYSE”). All members of the Committee shall be able to read and understand fundamental financial statements. The Chairman and each of the members of the Committee shall be appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, and shall serve an annual term. Any Committee member may be replaced by the Board at any time.

      At least one member of the Committee shall be an “audit committee financial expert” as such term is defined in Rule 407 under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”).
      No Committee member may serve simultaneously on the audit committees of more than three public companies (including the Company) unless the Board first has determined that such simultaneous service would not impair the ability of such member to serve on the Committee and the Company discloses such determination in its annual Proxy Statement.
Audit Committee Authority, Responsibilities and Processes
      The Committee shall meet as often as it shall determine, but not less frequently than is necessary to discharge the Committee’s responsibilities as required by applicable laws and the regulations and rules of the SEC and NYSE, together as a committee and in separate sessions with representatives of management, the internal auditor, and the independent registered public accounting firm. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or any advisor or consultant to, the Committee.

•	Independent Audit

1.	The Committee shall have a clear understanding with management and the independent registered public accounting firm that the independent registered public accounting firm is ultimately accountable to the Committee, as representative of the Company’s stockholders, and as such the independent registered public accounting firm must report directly to the Committee. The Committee shall have the sole authority to appoint (subject, if applicable, to ratification by the stockholders of the Company), retain, compensate, evaluate, terminate, and replace the independent registered public accounting firm. The Committee may receive input from the management of the Company on these matters but shall not delegate these responsibilities. The Committee shall be responsible for the oversight of the independent registered public accounting firm, including the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting or other matters.

2.	The Committee shall review and discuss the proposed scope and plans for the annual audit and significant variations that arise in the course of the examination. Also, the Committee shall discuss with management and the independent registered public accounting firm the adequacy and effectiveness of the accounting and financial controls (including any audit steps taken in light of any material control deficiencies), including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

3.	The Committee shall review the independent registered public accounting firm’s internal control observations and responses by the Company’s management.

4.	The Committee shall approve all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the independent registered public accounting firm. The Committee shall pre-approve all audit and permissible non-audit services to be performed for the Company by the independent registered public accounting firm, giving effect to the “de minimis” exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Exchange Act. The Committee may delegate this authority to the Chairman of the Committee or another subcommittee. On an annual basis, the Committee shall consider whether the provision of non-audit services by the independent registered public accounting firm, on an overall basis, is compatible with maintaining the independent registered public accounting firm’s independence from management.

5.	The Committee shall, at least annually, obtain and review a report by the independent registered public accounting firm describing (A) the independent registered public accounting firm’s internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues, and (C) (to assess the independent registered public accounting firm’s independence) all relationships between the independent registered public accounting firm and the Company. The Committee shall discuss with the independent registered public accounting firm its independence from management and the Company and shall review at least annually the matters included in the written disclosures provided by the independent registered public accounting firm as required by the applicable regulatory body.

6.	The Committee shall review and evaluate the lead partner of the independent registered public accounting firm and shall ensure the occurrence of any legally required rotation of lead and concurring partners and any other partners required to be rotated. The Committee may also consider whether, to assure continuing auditor independence, it would be advisable to regularly rotate the independent registered public accounting firm itself. The Committee shall present its conclusions with respect to the independent registered public accounting firm to the full Board.

7.	The Committee shall recommend to the Board a policy concerning the Company’s hiring of employees or former employees of the independent registered public accounting firm in accordance with the applicable rules of the SEC to ensure that the independent registered public accounting firm is independent. Specifically, prior to the hiring of any member of the audit engagement team assigned to the Company in any financial reporting oversight role of the Company the Committee shall ensure that one year has passed since completion of the next audit performed by such team subsequent to the audit in which such member participated.

8.	The Committee shall review the performance and qualifications of the independent registered public accounting firm, and in so doing, take into account the opinions of management and the internal auditor. The Committee shall report to the Board its conclusions with respect to the independent registered public accounting firm.

•	Financial Reporting

1.	The Committee shall review major issues regarding accounting principles and financial statement presentations, including any significant change in the Company’s selection or application of accounting principles. The Committee also shall review and discuss with the independent registered public accounting firm and management the adequacy and effectiveness of the accounting policies and practices and significant judgments that may affect the financial statements of the Company, and the selection made from among alternative accounting treatments.

2.	The Committee shall consider changes in accounting standards that may significantly affect financial reporting practices.

3.	The Committee shall review and discuss, with financial management and the independent registered public accounting firm, the Company’s annual and quarterly financial results and the annual financial statements and quarterly financial statements, including the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of its periodic reports, prior to the release of earnings and/or the filing or distribution of the Company’s annual and quarterly financial statements and discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent registered public accounting firm. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent registered public accounting firm under generally accepted auditing standards. Based on the foregoing and on review of other information made available to the Committee, the Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. The Chairman of the Committee (or an alternate if necessary) may represent the entire Committee for purposes of the quarterly review of the Company’s earnings release.

4.	The Committee shall meet separately with the independent registered public accounting firm to discuss the results of its audit work and the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work and management’s response thereto, any restrictions on the scope of activities or access to requested information, and the nature and resolution of any significant disagreements with management. The Committee shall also obtain from the independent registered public accounting firm assurance that Section 10A(b) of the Exchange Act (regarding the independent registered public accounting firm’s responsibilities upon detection or otherwise becoming aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the Company) has or may have occurred) has not been implicated.

5.	The Committee shall discuss with management the type and presentation of information to be included in the Company’s earnings press releases, including the use therein of “pro forma” or “adjusted” non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (i.e. , discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

6.	The Committee shall review any analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the financial statements. The Committee also shall review the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

7.	The Committee shall review with management guidelines and policies with respect to the Company’s approach to risk assessment and risk management, and shall discuss the Company’s major financial risk exposures and steps taken by management to monitor and control such exposures.

8.	The Committee shall review each report of the independent registered public accounting firm delivered to the Committee pursuant to Section 10A(k) under the Exchange Act, concerning: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments (including their effect on the Company’s financial statements), and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

9.	The Committee shall review the disclosures made by officers of the Company in the certifications required to be filed (a) as part of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls and (b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the absence of misleading statements in the Company’s periodic reports and the fair presentation in such reports of the Company’s financial statements and results of operations.

10.	The Committee shall discuss with management and the independent registered public accounting firm any correspondence or other communication from or with any governmental agency or regulatory authority that raises any material issue concerning the Company’s financial statements, accounting policies, or related matters.

•	Controls

1.	The Committee shall review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies. The Committee shall assess the adequacy and effectiveness of the system of internal controls, including the security of tangible and intangible corporate assets and the security of computer systems and facilities.

2.	The Company shall have an internal audit function. The Committee shall oversee the appointment, removal, and replacement of the Company’s internal auditor (or, if such function is performed by more than one person or firm, the person or firm charged with heading such function). The Committee shall review the responsibilities, budget, and staffing of the Company’s internal audit function and the scope of the internal audit plan and function.

At regularly scheduled meetings, and at any other times when they believe it necessary, the independent registered public accounting firm and senior financial management shall meet with the Committee privately and confidentially to notify or advise it concerning any circumstances which they believe require the special attention of the Committee.
Other Committee Activities

1.	The Committee may, at its discretion, request management, the independent registered public accounting firm, or other persons with specific competence, including outside counsel and other outside advisors, to undertake special projects or investigations which it deems necessary to fulfill its responsibilities, especially when potential conflicts of interest with management may be apparent.

2.	The Committee shall be informed by senior financial management of the rationale for securing audits or second opinions from accounting firms other than the Company’s independent registered public accounting firm.

3.	The Committee shall annually assess and review the adequacy of this Charter and shall annually review the Committee’s own performance.

4.	The Committee shall provide its report required to be included in the Company’s annual Proxy Statement.

5.	The Committee shall establish, or determine that there have been established, procedures for the receipt, retention, and treatment of complaints from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with these procedures.

6.	The Committee shall obtain reports from management, the internal auditor, and the independent registered public accounting firm that the Company is in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

7.	The Committee shall review such other reports, adopt such other policies, and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by the NYSE or the SEC.

8.	The members of the Committee shall not receive any compensation from the Company other than director fees. Such director fees may be greater than those paid to the other directors of the Company.

9.	The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent registered public accounting firm, or the performance of the internal audit function.

EXHIBIT B

WATERS CORPORATION

2003 EQUITY INCENTIVE PLAN

(AS AMENDED PENDING STOCKHOLDER APPROVAL AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS)

1.	Purpose	B-2
2.	Definitions	B-2
3.	Term of the Plan	B-4
4.	Stock Subject to the Plan	B-4
5.	Administration	B-4
6.	Authorization and Eligibility	B-5
7.	Specific Terms of Awards	B-5
8.	Adjustment Provisions	B-10
9.	Settlement of Awards	B-11
10.	Reservation of Stock	B-12
11.	No Special Employment or Other Rights	B-12
12.	Nonexclusivity of the Plan	B-12
13.	Termination and Amendment of the Plan	B-12
14.	Notices and Other Communications	B-13
15.	Governing Law	B-13

waters corporation

2003 Equity Incentive Plan

     1. Purpose

     This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

     2. Definitions

     As used in this Plan, the following terms shall have the following meanings:

     2.1 Accelerate, Accelerated, and Acceleration, when used with respect to an Option or Stock Appreciation Right, means that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock, means that the Risk of Forfeiture otherwise applicable to the Stock shall expire with respect to some or all of the shares of Restricted Stock then still otherwise subject to the Risk of Forfeiture.

     2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to that transaction.

     2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.4 Award means any grant or sale pursuant to the Plan of Options, Restricted Stock, Stock Appreciation Rights or Stock Grants.

     2.5 Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.6 Board means the Company’s Board of Directors.

     2.7 Change of Control means any of the following transactions:

          (a) any Acquisition, or

          (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time), other than the Company or an Affiliate, directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders to accept, or

          (c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of that period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time that election or nomination was approved by the Board.

     2.8 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

     2.9 Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

     2.10 Common Stock or Stock means common stock, par value $.01 per share, of the Company.

     2.11 Company means Waters Corporation, a corporation organized under the laws of the State of Delaware.

     2.12 Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.13 Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

     2.14 Market Value means the value of a share of Common Stock on any date as determined by the Committee.

     2.15 Nonstatutory Option means any Option that is not an Incentive Option.

     2.16 Option means an option to purchase shares of Common Stock.

     2.17 Optionee means a Participant to whom an Option shall have been granted under the Plan.

     2.18 Participant means any holder of an outstanding Award under the Plan.

     2.19 Plan means this 2003 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

     2.20 Restricted Stock means a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

     2.21 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.22 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.23 Stock Appreciation Right means the right described in Section 7.3 hereof.

     2.24 Stock Grant means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

     2.25 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

     2.26 Termination means the last day of an employee’s active employment or a non-employee’s other association, except as otherwise required by applicable local law.

     3. Term of the Plan

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

     4. Stock Subject to the Plan

     At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 9,497,290 plus the number of any shares subject to awards granted under the Waters Corporation 1996 Long-Term Performance Incentive Plan, the Waters Corporation 1996 Non-Employee Director Stock Option Plan and the Waters Corporation 1994 Stock Option Plan which would have become available for additional awards thereunder by reason of the expiration or termination of those awards, subject, however, to the provisions of Section 8 of the Plan. Notwithstanding the foregoing limitation, Awards for Incentive Stock Options shall not exceed 9,497,290 shares. For purposes of applying the foregoing limitation, if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited by the recipient, the shares not purchased or received by the Participant or forfeited by the recipient shall again be available for Awards to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

     5. Administration

     The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award, the form of Award and any acceleration or extension of an Award (without regard to whether such acceleration or extension is embodied in the applicable Award Agreement). In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant to hereto.

     6. Authorization and Eligibility

     The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year exceed One Million (1,000,000) shares of Common Stock.

     Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

     7. Specific Terms of Awards

     7.1 Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b) Exercise Price. The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Common Stock may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date.

          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an

Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to cease to be an Incentive Option in accordance with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e) Termination from the Company. If the Optionee has a Termination from the Company and its Affiliates for any reason, including the Optionee’s employer ceasing to be an Affiliate, the Optionee may exercise the Option only for the number of shares and only during the period specified, whether originally or by amendment, in the Award Agreement governing the Option. Military or sick leave or other bona fide leave shall not be deemed a Termination, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

          (f) Transferability. Except as otherwise provided in this subsection (f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Option may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of a Nonstatutory Option, provide that such Option may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

          (g) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, to the extent not prohibited by applicable law and if the Committee had so authorized on the grant of an Incentive Option or on or after grant of an Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of

          (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or

          (ii) the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

To the extent permitted by applicable law, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

          (h) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (i) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

          (j) Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

     7.2 Restricted Stock.

          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Waters Corporation 2003 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Waters Corporation. Copies of such Plan and Agreement are on file in the offices of Waters Corporation.

          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. No Award of Restricted Stock shall have a Restriction Period of less than 3 years except: (i) as may be recommended by the Committee and approved by the Board or (ii) with respect to any Award of Restricted Stock which provides solely for a performance-based Risk of Forfeiture. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

          (f) Termination from the Company. Unless the Committee shall provide otherwise for any Award of Restricted Stock, whether originally or by amendment, upon a Participant’s Termination from the Company and its Affiliates during the Restriction Period for any reason, including the Participant’s employer ceasing to be an Affiliate during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a Termination, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

     7.3 Stock Appreciation Rights.

          (a) Grant of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall comply with the terms and conditions set forth herein, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Stock issuable upon exercise thereof, as the Committee, in its discretion, shall establish. An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of paragraph (d) below) to exercise such Award and surrender unexercised the Option, if any, to which the Stock Appreciation Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of shares of Common Stock having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option, or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Stock it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

          (b) Price. The Stock Appreciation Right shall be granted with a hurdle price in an amount determined by the Committee, but not less than 100% of the Market Value of Common Stock on the Grant Date.

          (c) Number of Shares. The Committee shall determine the number of shares of Common Stock to be subject to each Award of Stock Appreciation Rights. The number of shares of Common Stock subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Stock under such Award of Stock Appreciation Rights are used to calculate the cash, Common Stock, or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

          (d) Transferability. Except as otherwise provided in this subsection (d), Stock Appreciation Rights shall not be transferable, and no Stock Appreciation Right or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Stock Appreciation Right may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of a Stock Appreciation Right, provide that such Stock Appreciation Right may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Stock Appreciation Right shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

          (e) Exercisability. No Award of Stock Appreciation Rights may be exercised on or after the tenth anniversary of the Grant Date. Any Award of Stock Appreciation Rights may be exercised only as set forth herein or at such time or times and in such installments as the Committee may establish.

          (f) Termination from the Company. If the Participant has a Termination from the Company and its Affiliates for any reason, including the Participant’s employer ceasing to be an Affiliate, the Participant may exercise the Stock Appreciation Right only for the number of shares and only during the period specified, whether originally or by amendment, in the Award Agreement governing the Stock Appreciation Right. Military or sick leave or other bona fide leave shall not be deemed a Termination, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

          (g) Deemed Exercise. A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof.

     7.4 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     7.5 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.5 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

     8. Adjustment Provisions

     8.1 Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of May 4, 2005. Subject to Section 8.2, if subsequent to that date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Sections 4 and 6, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Options or Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Stock Appreciation Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     8.2 Change in Control. In the event of a Change in Control (including a Change of Control which is an Acquisition), any Restricted Stock Award still then subject to a Risk of Forfeiture and any outstanding Option or Stock Appreciation Right not then exercisable in full shall fully vest whether or not the repurchase rights for Restricted Stock are acquired by an acquiring entity and whether or not outstanding Options or Stock Appreciation Rights are assumed by an acquiring entity or replaced by comparable options to purchase shares of the capital stock of a successor or acquiring entity or parent thereof or stock appreciation rights.

     8.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option or Stock Appreciation Right shall terminate, but the Participant (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

     8.4 Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option or Stock Appreciation Right, exercise or hurdle prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price or Stock Appreciation Right hurdle price per share pursuant to this Section 8 shall result in an exercise price or hurdle price which is less than the par value of the Stock.

     9. Settlement of Awards

     9.1 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

          (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

     9.2 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

     9.3 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended.

     9.4 Placement of Legends; Stop Orders; etc. Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to any applicable restriction under the Plan and the terms of the Award. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.5 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

     10. Reservation of Stock

     The Company shall at all times during the term of the Plan and any outstanding Options or Stock Appreciation Rights granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     11. No Special Employment or Other Rights

     Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

     12. Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     13. Termination and Amendment of the Plan

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable provided, however, that (i) no material amendment which is to the benefit of management or the Board shall be effective unless and until the same is approved by stockholders of the Company or (ii) no amendment shall be effective unless and until the same is approved by the stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with applicable law, and provided further, that no Award of Options may be amended to effect the exchange or repricing of such Options without the approval of the stockholders of the Company. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

     14. Notices and Other Communications

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

     15. Governing Law

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

Attachment A1

Provisions Applicable to Award Recipients
Resident in California

     Until such time as the Company’s Common Stock has been effectively registered under the Securities Act and if required by any applicable law, the following additional terms shall apply to Awards, and Common Stock issued pursuant to such Awards, granted under the Plan to persons resident in California as of the date of grant of the Award (each such person, a “California Recipient”). Capitalized terms not defined in this Attachment shall have the respective meanings set forth in the Plan.

     1. In the event of an Option that is:

          (a) granted to a California Recipient who, as of the Grant Date, is a Ten Percent Owner, the price at which shares of Common Stock may be acquired under such Option shall not be less than 110% of the Market Value of the Common Stock on the Grant Date; and

          (b) granted to any other California Recipient, the price at which shares of Common Stock may be acquired under such Option shall not be less than 85% of the Market Value of the Common Stock on the Grant Date.

     2. In the event that an Award of Restricted Stock is granted to a California Recipient, the price at which shares of Common Stock may be acquired under such Award shall not be less than 85% of the Market Value of the Common Stock on the date such award is granted, or, in the case of a Ten Percent Owner, the price shall not be less than 100% of the Market Value of the Common Stock on the date such Award is granted. Stock Grants shall not be available to California Recipients.

     3. If an Option is issued to any California Recipient who is not an officer, director or consultant of the Company, such Option shall become exercisable at the rate of at least 20% per year over five years from the Option’s Grant Date. If an Award of Restricted Stock is issued to any California Recipient who is not an officer, director or consultant of the Company, any repurchase option in favor of the Company shall lapse at the rate of at least 20% per year over five years from the date of the Award, shall be exercisable for at most 90 days following Termination and shall be exercisable (at at least the original purchase price) solely for cash or cancellation of purchase money indebtedness.

     4. No Option issued to any California Recipient shall be transferable other than by gift to an immediate family member as that term is defined under applicable California securities law (or by will or the laws of descent and distribution). No other right to acquire Stock pursuant to an Award granted a California Recipient shall be transferable other than by will or the laws of descent and distribution.

     5. The following limitations shall apply to the early expiration of Options granted California Recipients on account of Termination:

          (a) Subject to Section 5(b) below, in the event an Optionee who is a California Resident has a Termination, whether voluntary or otherwise and including on account of an entity ceasing to be an Affiliate of the Company, such California Recipient shall have at least 30 days after the date of such

[1] Include for qualifying grants made by private companies under California’s version of SEC Rule 701. In such cases, also ensure that the authorized number of shares represent less than 30% of the fully diluted outstanding shares. Note further that there is a California filing required within 30 days of the first grant to a California resident.

termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

          (b) In the event that an Optionee who is a California Resident has a Termination from the Company and its Affiliates as a result of death or disability, such California Recipient shall have at least 6 months after the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to exercise such Option to the extent exercisable as of the date of such termination.

6.	The Company shall provide financial statements at least annually to each California Recipient during the period he or she holds any Award under the Plan, or any Common Stock acquired pursuant to an Award granted under the Plan. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

FIRST AMENDMENT
TO THE
WATERS CORPORATION 2003 EQUITY INCENTIVE PLAN

     WHEREAS, Waters Corporation (the “Company”) has established and maintains an equity incentive plan for the benefit of certain employees, consultants and directors of the Company entitled the Waters Corporation 2003 Equity Incentive Plan (the “Plan”); and

     WHEREAS, the Company desires to amend the Plan;

     NOW THEREFORE, in accordance with the power of amendment contained in Section 13 of the Plan, the Plan is hereby amended, effective as of December 11, 2003, as follows:

1.	Section 7.1(g) of the Plan is hereby amended to read in its entirety as follows:

          “(g) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 14, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, to the extent not prohibited by applicable law and if the Committee had so authorized on the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions), if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery to the Company of shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased. To the extent permitted by applicable law, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.”

2.	Section 7.2(d) of the Plan is hereby amended to read in its entirety as follows:

          “(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. No Award of Restricted Stock shall have a Restriction Period of less than 3 years except: (i) as may be recommended by the Committee and approved by the Board or (ii) with respect to any Award of Restricted Stock which provides solely for a performance-based Risk of Forfeiture, so long as such Award has a Restriction Period of at least 1 year. Notwithstanding the foregoing, the Committee may recommend, subject to Board approval, the issuance of a Restricted Stock Award having a Restriction Period of less than 1 year (in the case of an Award of Restricted Stock which provides solely for a performance-based Risk of Forfeiture) or 3 years (with respect to all other Awards of Restricted Stock), up to a maximum of 5% of the shares reserved for issuance pursuant to the Plan. Any Risk of Forfeiture applicable to an Award of Restricted Stock may be waived or terminated, or the Restriction Period shortened, by the Committee in connection with such extraordinary circumstances as it deems appropriate.”

     IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by its duly authorized representative this 11th day of December, 2003.

WATERS CORPORATION
/s/ Brian K. Mazar
Its: Senior Vice President, Human Resources

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET TELEPHONE

https://www.proxyvotenow.com/bnl
•	Go to the website address listed above.
•	Have your proxy card ready.
•	Follow the simple instructions that appear on your computer screen.

     OR

TELEPHONE

1-888-216-1340
•	Use any touch-tone telephone.
•	Have your proxy card ready.
•	Follow the simple recorded instructions.

     OR

MAIL

•	Mark, sign and date your proxy card.
•	Detach your proxy card.
•	Return your proxy card in the postage-paid envelope provided.

1-88-216-1340
CALL TOLL-FREE TO VOTE

Do not return your Proxy Card if you are voting by Telephone or Internet
▼ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ▼

Please sign, date and return
your proxy in the envelope	☒
provided even if you plan to	Votes must be indicated
attend the meeting.	(x) in Black or Blue ink.

1.	To elect directors for the ensuing year and until their successors are elected.

FOR ALL		WITHHELD FROM
NOMINEES	☐	ALL NOMINEES	☐

Nominees:	(01) Joshua Bekenstein, (02) Michael J. Berendt, Ph. D., (03) Douglas A. Berthiaume, (04) Edward Conard, (05) Laurie H. Glimcher, M.D., (06) William J. Miller and (07) Thomas P. Salice

Note: If you do not wish your shares voted “for” any particular nominee, write each such nominee’s name on the line above.

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005;	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve a proposal to amend the 2003 Equity Incentive Plan to increase the number of shares available for issuance thereunder by 3,800,000 shares from 5,697,290 to 9,497,290;	☐	☐	☐

4.	To ratify and approve the material terms of the Company’s Management Incentive Plan;	☐	☐	☐
5.	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE.
AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND
THE MEETING	☐

S C A N L I N E

(If signing as attorney, executor, trustee or guardian, please give your full title as such.
If shares are held jointly, each holder should sign.)

Date Share Owner sign here	Co-Owner sign here

WATERS

The Officers and Directors of Waters Corporation
cordially invite you to attend
the Annual Meeting of Stockholders
to be held at Waters Corporation, 34 Maple Street,
Milford, Massachusetts on Tuesday, May 4, 2005 at 11:00 a.m.

Douglas A. Berthiaume
/s/ Douglas A. Berthiaume
Chairman, President and Chief Executive Officer
(FOR RECORDED DIRECTIONS TO WATERS, CALL 508 482-3314)

WATERS CORPORATION

FOR ANNUAL MEETING OF STOCKHOLDERS – MAY 4, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Douglas A. Berthiaume and Mark T. Beaudouin, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of the Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEMS 2, 3 AND 4 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 5.

WATERS CORPORATION
P.O. BOX 11103
NEW YORK, N.Y. 10203-0103

CONTINUED AND TO BE SIGNED ON REVERSE SIDE